Vanguard Target Retirement 2015 Fund

Supplement Dated February 14, 2022, to the Prospectus and Summary Prospectus

Closed to New Accounts

As previously announced, the Board of Trustees of Vanguard Chester Funds (the Trust) has approved an agreement and plan of reorganization whereby Vanguard Target Retirement 2015 Fund (the 2015 Fund), a series of the Trust, will be reorganized with and into Vanguard Target Retirement Income Fund, another series of the Trust. The reorganization is expected to close on or about July 8, 2022.

Effective immediately, the 2015 Fund is closed to new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

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